UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2024

TECTONIC THERAPEUTIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38537	81-0710585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 210 Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

(339) 666-3320

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TECX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2024, Tectonic Therapeutic, Inc. (the “Company”) entered into a separation agreement (the “Separation Agreement”) with its Chief Operating Officer, Dr. Christian Cortis, whereby Dr. Cortis separated from the Company effective July 5, 2024 (the “Separation Date”).

Pursuant to the Separation Agreement, Dr. Cortis will received nine months of severance in addition to his target annual bonus for the calendar year 2024, prorated based on the length of his employment during 2024. Additionally, pursuant to the Separation Agreement, Dr. Cortis will provide consulting services from the Separation Date until March 31, 2025 (the “Consulting Period”) during which time any equity awards held by Dr. Cortis will continue to vest and any option award that is or becomes vested and exercisable on or after the Separation Date will remain exercisable for three months after the last day of the Consulting Period, or if earlier, until the latest date on which such option award could have expired by its original terms or the 10th anniversary of the grant date of such option provided Dr. Cortis does not materially breach his obligations under the Separation Agreement.

The foregoing description of the Separation Agreement does not purport to be complete and is subject to and qualified in its entirety by, the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Separation Agreement, dated July 5, 2024, between Tectonic Therapeutic, Inc. and Christian Cortis.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECTONIC THERAPEUTIC, INC.

Date: July 5, 2024	By:	/s/ Daniel Lochner
Daniel Lochner
Chief Financial Officer